UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): June 7, 2025

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24900 Pitkin Road, Suite 309, Spring, Texas 77386
(Address of principal executive offices, including zip code)

(847) 966-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Perma-Pipe International Holdings, Inc. (the "Company") announced that effective June 7, 2025, Mr. David Mansfield, age 65, has departed and is no longer serving as the Chief Executive Officer.

On June 12, 2025, the Company appointed Saleh Sagr, age 55, who previously served as the Company's President, to the position of President and Chief Executive Officer, effectively immediately.

Mr. Sagr has served as the Company’s President since April 2025. Prior to Mr. Sagr's appointment as President, he served as the Senior Vice President of the Middle East North Africa ("MENA") region from June 2021 to March 2025, where he was responsible for overseeing operations in the U.A.E., Saudi Arabia, India, Qatar, and Egypt. He joined the Company in May 2019 as Vice President of the MENA region. Prior thereto, Mr. Sagr served as General Manager for Global Anti-Corrosion Techniques Co. Ltd, in Saudi Arabia, a Saudi pipeline company he co-founded in 2005. From 1995 to 2005, Mr. Sagr held various positions at BrederoShaw, such as engineering, startups, and operations management.

Item 7.01	Regulation FD Disclosure.

On June 12, 2025, the Company issued a press release announcing the events described in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit
Number

99.1	Press Release of Perma-Pipe International Holdings, Inc., dated June12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: June 12, 2025	By:	/s/ Matthew E. Lewicki
Matthew E. Lewicki
Vice President and Chief Financial Officer